UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 19, 2009

APOGEE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Apogee Technology, Inc.  is filing this amendment to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 20, 2009, solely for the purpose of re-filing Exhibit 99.3 attached thereto in order to correct the name of the lender contained in that exhibit.  All of the other information contained in the original filing and exhibits remains unchanged.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2009, Apogee Technology, Inc. (“Apogee”) received $139,900.04 in proceeds from the sale of three promissory notes.  TYJO Corporation Money Purchase Pension Plan loaned the company $50,000 pursuant to the promissory note attached hereto, Herbert M. Stein loaned the company $25,900.04 pursuant to the promissory note attached hereto, and David Spiegel loaned the company $64,000 pursuant to the promissory note attached hereto.  The promissory notes bear simple interest of 8% per year and are to be repaid in cash after 180 days.

The promissory note is attached hereto as Exhibits 99.1, 99.2, and 99.3 and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Associated with the promissory notes discussed above are warrants.  The warrants are a three (3) year warrants with a strike price of $1.  The warrants represent 12,500, 2,590, and 6,400, for TYJO Corporation Money Purchase Pension Plan, for Mr. Herbert M. Stein, and for David Spiegel, respectively, as added consideration for the Note.  These warrants, and the warrants previously issued to TYJO Corporation Money Purchase Pension Plan, Mr. Herbert M. Stein, Mr. David Spiegel, and Ms. Annette Jaynes pursuant to earlier promissory notes, have been documented using the form of warrant, Exhibit 99.5, attached.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1

Promissory Note dated as of March 19, 2009 by and between Apogee Technology, Inc. and TYJO Corporation Money Purchase Pension Plan (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on March 20, 2009, and incorporated herein by reference)

99.2

Promissory Note dated as of March 19, 2009 by and between Apogee Technology, Inc. and Mr. Herbert M. Stein (previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed with the Commission on March 20, 2009, and incorporated herein by reference)

99.3	Promissory Note dated as of March 19, 2009 by and between Apogee Technology, Inc. and Mr. David Spiegel
99.5	Form of Warrant (previously filed as Exhibit 99.5 to the Current Report on Form 8-K filed with the Commission on March 20, 2009, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: April 7, 2009	By:	/s/ Herbert M. Stein
Herbert M. Stein
President, Chief Executive Officer and Chairman of the Board